UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

NiSource Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-16189

Delaware	35-2108964
(State or other jurisdiction of (I.R.S. Employer incorporation or organization) Identification No.)	(I.R.S. Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (877) 647-5990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Subscription Agreement

On May 2, 2018, NiSource Inc. (the “Company”) entered into a Common Stock Subscription Agreement (the “Subscription Agreement”) with the purchasers listed on Schedule A thereto (the “Purchasers”) pursuant to which the Purchasers agreed to purchase an aggregate of 24,964,163 shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at a price of $24.28 per share. The offer and sale of the Shares pursuant to the Subscription Agreement (the “Private Placement”) are being made in reliance upon an exemption from registration provided under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The closing of the Private Placement is expected to occur on or about May 4, 2018 and is subject to customary closing conditions.

The foregoing is qualified in its entirety by reference to the Subscription Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

In connection with the execution of the Subscription Agreement, the Company and the Purchasers entered into a Registration Rights Agreement, dated as of May 2, 2018 (the “Registration Rights Agreement”), which will become effective upon the closing of the Private Placement. Pursuant to the Registration Rights Agreement, subject to the closing of the Private Placement, the Company has agreed (i) to file with the Securities and Exchange Commission (the “Commission”), no later than 15 days following the closing of the Private Placement, a registration statement on Form S-1 to register the offer and resale by the Purchasers of the Shares purchased in the Private Placement; (ii) to use its commercially reasonable efforts to cause such resale registration statement to be declared effective under the Securities Act by the Commission as soon as reasonably practicable after its filing; and (iii) to use its commercially reasonable efforts to keep the registration statement continuously effective under the Securities Act until the earlier of (A) the date when all of the Registrable Securities (as defined in the Registration Rights Agreement) covered by such registration statement have been sold, and (B) the date on which all of the purchased Shares cease to be Registrable Securities under the Registration Rights Agreement.

The foregoing is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 2, 2018, the Company issued a press release announcing the Private Placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit Index

Exhibit	Description

10.1	Common Stock Subscription Agreement, dated as of May 2, 2018, by and among NiSource Inc. and the purchasers named therein.

10.2	Registration Rights Agreement, dated as of May 2, 2018, by and among NiSource Inc. and the purchasers named therein.

99.1	Press Release, dated May 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.
(Registrant)

Date: May 2, 2018	By:	/s/ Donald E. Brown
Donald E. Brown
Executive Vice President and Chief Financial Officer